SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 14, 1999


                         Harvest Restaurant Group, Inc.
                         ------------------------------
               (Exact name of Registrant as specified in charter)



            Texas                       33-95796                76-0406417
            -----                       --------                ----------
(State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)


         2662 Holcomb Bridge Road, Suite 320, Alpharetta, Georgia  30022
         --------------------------------------------------------  -----
               (Address of principal executive offices)          (Zip Code)

                                 (770) 518-1444
                                 --------------
              (Registrant's Telephone Number, including Area Code)

             1250 N.E. Loop 410, Suite 335, San Antonio, Texas 78209
             -------------------------------------------------------
                                (Former Address)

Item 1. Changes in Control of Registrant.

     On January 14, 1999, TRC Acquisition Corporation ("TRC") merged into a subsidiary of Harvest Restaurant Group, Inc. (the "Company") in a forward triangular merger, and former shareholders of TRC now own 50.1% of the Company's outstanding shares of common stock. Under the terms of the merger agreement, all but one of the directors of the Company prior to the merger resigned and were replaced with three directors from TRC. Specifically, Messrs. Theodore M. Heesch and Michael Hogan resigned from the Company's board of directors, which as of the merger was changed to consist of William J. Gallagher, who remains on the board after serving as a director of the Company prior to the merger, and Messrs. Clyde E. Culp, III, Richard E. Tanner and James R. Walker, all of whom were directors of TRC. The continuing director and the three new directors beneficially own shares of the Company's common stock as follows:

      Name of           Number of Shares                         Percentage of
     Director               Owned(1)     Right to Acquire(2)  Outstanding Shares
     --------               --------     -------------------  ------------------

Clyde E. Culp, III         1,178,063           78,538               15.1%
William J. Gallagher          46,667          140,000                2.2%
Richard E. Tanner          1,413,675          353,419               20.6%
James R. Walker(3)           765,741           54,976                9.9%

(1) Includes shares for which the named person has sole voting and investment power, unless otherwise indicated in the footnotes. Excludes shares that may be acquired through stock option or warrant exercises.

(2) Shares that can be acquired through stock option exercises through the date that is 60 days after the date of this Report.

(3) Mr. Walker is an equity owner of SECA VII, LLC, which owns 765,741 shares and has the right to acquire 54,976 shares.

The new directors did not obtain any loans or pledges for the purpose of acquiring control.

Item 2. Acquisition or Disposition of Assets

     On January 14, 1999, TRC Acquisition Corporation ("TRC") merged into a subsidiary of Harvest Restaurant Group, Inc. (the "Company") in a forward triangular merger. As a result of the merger, the Company now owns and operates 11 restaurants located in Georgia and franchises two additional restaurants, one in Georgia and one in Alabama. All of these restaurants operate under the name "Rick Tanner's Original Grill" and offer a menu of varied American fare in a market segment positioned between fast food chicken restaurants, home meal replacement restaurants, and full bar casual restaurants.

     As consideration for the merger, the Company issued 4,123,219 shares of common stock to the holders of TRC common stock, representing 50.1% of the common stock of the Company now outstanding. The exchange ratio used in the merger was negotiated by the executive officers of the Company and TRC and then approved by the respective boards of directors of the Company and TRC and by the shareholders of TRC. In addition, the holders of TRC Class A Preferred Stock, together with the holder of a subordinated debenture and an employee who agreed to terminate his employment agreement, received an aggregate of 744,500 shares of the Company's Series E Preferred Stock, which after six months will be convertible into 2,978,000 shares of common stock.

     In connection with the merger, two directors of the Company resigned (Messrs. Heesch and Hogan), and the Company's board of directors was changed to consist of William J. Gallagher, who remains on the board after serving as a director of the Company prior to the merger, and Messrs. Clyde E. Culp, III, Richard E. Tanner and James R. Walker, all of whom were directors of TRC. In addition, the Company's officers resigned and several TRC officers became officers of the Company: Mr. Culp became the Chairman and Chief Executive Officer, Mr. Robert J. Hoffman became the Senior Vice President for Operations, and Mr. Timothy R. Robinson became the Chief Financial Officer and Secretary.

     In connection with the merger, the Company secured a financing commitment from third party investors for $4,000,000, which will be invested in the Company's Series D Convertible Preferred Stock in 1999. To comply with a condition of this financing commitment, the Company will hold a special meeting of its shareholders in early 1999 to seek their approval to amend the Company's articles of incorporation to increase the number of authorized common shares from 20,000,000 to not less than 100,000,000.

     The merger agreement provides that the merger became effective for accounting and financial purposes, to the fullest extent permitted by law, on December 27, 1998.

     For further information regarding the merger, see the exhibits hereto, which are incorporated herein by this reference.

Item 4. Changes in Registrant's Certifying Accountant.

     As a result of the merger described in Items 1 and 2 above, Porter Keadle Moore, LLP, the independent accountants for TRC before the merger, became the Company's independent accountants. (As disclosed in a Report on Form 8-K dated July 9, 1998, the Company's prior independent accountants resigned effective July 17, 1998.) Neither the Company nor anyone on its behalf consulted Porter Keadle Moore, LLP regarding any matter described in Item 304(a)(2)(i) or (ii) of Regulation S-B.

Item 7. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     The Company has determined that it is impracticable to provide with this Report on Form 8-K the required financial statements relating to the transaction as prescribed by Item 310 of Regulation S-B. The Company will file the required financial statements in an amendment to this Report on Form 8-K within 60 days of the date that this Report on Form 8-K is due.

(b)  Pro Forma Financial Statements

     The Company has determined that it is impracticable to provide with this Report on Form 8-K the required pro forma financial statements as prescribed by Item 310 of Regulation S-B. The Company will file the required pro forma financial statements in an amendment to this Report on Form 8-K within 60 days of the date that this Report on Form 8-K is due.

(c)  Exhibits

     Exhibit No.    Description
     -----------    -----------

      2.1 Agreement and Plan of Merger by and among Harvest Restaurant Group, Inc. a Texas corporation, Hartan, Inc., a Texas corporation, and TRC Acquisition Corporation, a Georgia corporation, dated December 27, 1998.

     99.1           Press release dated January 14, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARVEST RESTAURANT GROUP, INC.


Dated: January 21, 1999                     By: /s/ Clyde E. Culp, III
                                               ---------------------------------
                                               Clyde E. Culp, III
                                               Chairman of the Board and
                                               Chief Executive Officer

                                  EXHIBIT INDEX

   Exhibit No.      Description
   -----------      -----------

       2.1 Agreement and Plan of Merger by and among Harvest Restaurant Group, Inc., a Texas corporation, Hartan, Inc., a Texas corporation, and TRC Acquisition Corporation, a Georgia corporation, dated December 27, 1998.

      99.1          Press release dated January 14, 1999.